Connecting Innovation to Purpose Corporate Presentation October 15, 2026 Exhibit 99.1

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act of 1995, as amended, including those relating to the Company’s trial results, product development, clinical and regulatory timelines, including timing for completion of trials and presentation of data, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities, sufficiency of cash runway and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions. These statements may be identiﬁed by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our ﬁnancial performance and involve known and unknown risks, uncertainties, and other factors on our operations, clinical development plans and timelines, which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s ﬁlings with the Securities and Exchange Commission, including those described in our Annual Report on Form 10-K for the year ended December 31, 2025. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes limited observations derived from separate clinical settings that are not, and should not be interpreted as, direct or indirect head‑to‑head comparisons of CRB‑701 or CRB‑913 with any other product. The observations described herein are subject to change as additional data become available, and future clinical trials of CRB‑701 or CRB‑913 may not reproduce, validate, or otherwise confirm these observations. All product names, logos, brands and company names are trademarks or registered trademarks of their respective owners. Their use does not imply affiliation or endorsement by these companies. Forward-Looking Statements

Overview

Differentiated portfolio in Oncology and Obesity

Pipeline of promising clinical assets targeting large commercial opportunities with significant unmet needs

Oncology

CRB-701

Nectin 4 ADC – OPSCC (lead), cervical cancer

- Promising Phase 1/2 2L data: 43% ORR at 3.6 mg/kg in OPSCC
- Registrational 2L OPSCC study (TEMPO-1) underway
- CRB-701 + pembrolizumab data in 1L OPSCC in Q1 2027
- Potential BLA filing in 2L OPSCC in 2H 2028
- Large TAM: ~14k 2L OPSCC eligible patients

Obesity

CRB-913

Peripherally restricted CB1 inverse agonist for obesity

- Competitive 5% placebo adjusted weight loss in Phase 1b at 12 weeks
- Favorable emerging safety and tolerability profile
- Phase 2 monotherapy study expected to start 1H 2027
- > 1 billion people worldwide living with obesity

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CORBUS PHARMACEUTICALS

PIPELINE

Focused and diversified pipeline

Therapy	Mechanism of Action	Indication (rights)	Pre-Clinical	Phase 1	Phase 2	Phase 3	Milestones
CRB-701	Nectin-4 ADC positive solid tumors	**2L OPSCC** (US + Europe) *FDA Fast Track Designation granted HNSCC and Cervical*					First patient dosed in TEMPO-1 in Sept. 2026
		1L OPSCC (US + Europe)					Topline ORR data expected in Q1 2027
		Cervical (US + Europe) *FDA Fast Track Designation granted HNSCC and Cervical*					Broad alignment with the FDA on registrational study
CRB-913	Highly peripherally-restricted CB1 inverse agonist	**Obesity** (Global)					Phase 2 monotherapy study expected to commence 1H 2027

$118M Cash, cash equivalents & investments as of June 30, 2026: approximately 18.7M common shares issued and outstanding (~22.4M fully diluted shares)

4

CORBUS PHARMACEUTICALS

Senior Management Team Yuval Cohen, PhD Chief Executive Ofﬁcer, Director  Corbus co-founder and Chief Executive Officer since 2014. Previously the President and co-founder of Celsus Therapeutics from 2005. Sean Moran, CPA, MBA Chief Financial Ofﬁcer Corbus co-founder and Chief Financial Officer since 2014. Prior senior financial management experience in emerging biotech and medical device companies. Ian Hodgson, PhD Chief Operating Officer Dr. Hodgson joined Corbus in 2022. Previously he held senior leadership positions in biotech and contract research organizations. Most recently served as V.P., Head of Clinical Services at TMC Pharma. Leo Nicacio, MD Chief Medical Officer Nishant Saxena, MBA Chief Business Officer Mr. Saxena joined Corbus in May 2026. Most recently he was CFO at Jeune Aesthetics, Inc. and previously was a healthcare investment banker at Evercore. Dr Nicacio joined Corbus in August 2026. Most recently he was the CMO at Protara and previously was VP of Clinical Development at Seagen.

Board of Directors



Rachelle Jacques

Chair of the Board

More than 30-year professional career, experience in U.S. and global biopharmaceutical commercial leadership, including multiple high-profile product launches in rare diseases; CEO of Vasque Bio and former CEO of Enzyvant Therapeutics (now Sumitomo Pharma) and Akari Therapeutics (NASDAQ: AKTX)



Anne Altmeyer, PhD, MBA, MPH

Director

Greater than 25 years of experience advancing oncology R&D programs and leading impactful corporate development transactions; former CEO of TigaTx (acquired by Epsilogen Ltd.)



Winston Kung, MBA

Director

More than 20 years of senior financial, business development and investment banking experience; currently CFO of ArriVent. (NASDAQ: AVBP)



John K. Jenkins, MD

Director

Distinguished 25-year career serving at the U.S. FDA, including 15 years of senior leadership in CDER and OND



Yong (Ben) Ben, MD, MBA

Director

25 years of oncology R&D experience across industry and academia. CMO of BridgeBio Oncology Therapeutics and former CMO of BeiGene



Yuval Cohen, PhD

Chief Executive Officer, Director

Corbus co-founder and Chief Executive Officer since 2014. Previously the President and co-founder of Celsus Therapeutics from 2005



Brent Pfeiffenberger, PharmD, MBA

Director

President and CEO of Century Therapeutics (NASDAQ: IPSC). Former SVP Head of U.S Oncology at BMS

CORBUS PHARMACEUTICALS

6

Anticipated corporate milestones Commence registrational study in 2L OPSCC CRB-701 + pembrolizumab in 1L OPSCC data Interim ORR readout in 2L OPSCC Potential BLA filing for 2L OPSCC Sept 2026 Q1 2027 1H 2028 2H 2028 CRB-701 Additional Phase 1b data at ObesityWeek® 2026 Initiate Phase 2 monotherapy study November 2026 1H 2027 CRB-913 Link to slides Link to slides

CRB-701 Next-Generation Nectin-4 ADC targeting oropharyngeal (OPSCC) and cervical cancers

STRUCTURE

CRB-701: Reimagining the next-generation Nectin-4 ADC


Novel Nectin-4 Antibody
ADCC + CDC functionality
Cathepsin-B
Cleavage Site
Glutamine Focused
Side Chain Conjugation
Payload: MMAE
Microtubule Disruption

Precise & stable DAR of 2

2x internalization vs. PADCEV®

Reduced free MMAE


CRB-701
DAY 1
CRB-701
DAY 8
dose holiday
DAY 15
dose holiday
DAY 22
PADCEV
enfortumab vedotin-ejfv
DAY 1
1.25 mg/kg
DAY 8
1.25 mg/kg
DAY 15
1.25 mg/kg
DAY 22
dose holiday
DAY 28

9

Source(s): Modified image from Corbus data on file; Corbus data on file; PADCEV® FDA label
MMAE = Monomethyl auristatin E; ADCC = antibody-dependent cellular cytotoxicity; CDC = complement dependent cytotoxicity

CORBUS PHARMACEUTICALS

PHASE 1 DESIGN

CRB-701-01 Study design (U.S. and Europe)

BERLIN 2025 ESMO congress

Dose escalation/ de-escalation decisions were made based on the occurrence of DLTs

Dose escalation

21-day observation
4.5 mg/kg Q3W

21-day observation
3.6 mg/kg Q3W

21-day observation
2.7 mg/kg Q3W

21-day observation
1.8 mg/kg Q3W

2026 ASCO ANNUAL MEETING

Dose levels in part B were defined by the pharmacologically active dose range identified in part A

Dose Optimization (Project Optimus): HNSCC & cervical

RANDOMIZATION 1:1

- 2.7 mg/kg Q3W
- 3.6 mg/kg Q3W

CRB-701 + pembrolizumab data expected in Q1 2027

cORR, confirmed objective response rate; DLT, dose-limiting toxicity; DoR, duration of response; MMAE, monomethyl auristatin E; PFS, progression-free survival; Q3W, every 3 weeks

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CORBUS PHARMACEUTICALS

Baseline Characteristic HNSCC Cervical Median age (range) 62 (24–78) 54 (32–78) Sex (M/F) 89.3% / 10.7% NA / 100% ECOG PS** 0, 1, 2 47%, 52%, 1% 44%, 56%, 0% Weight in kg mean (range) 75.2 (41.3–132.8) 64.3 (39.0–99.0) Prior therapies median (range) 3 (1–9) 3 (1–7) Enrolled Tumor Types Safety Population Efficacy Evaluable Population Non-evaluable* Study Population treated with monotherapy CRB-701 (All tumors, all doses, parts A+B of study) 317 NA NA HNSCC (2.7 mg/kg and 3.6 mg/kg) 75 71 4 Cervical (2.7 mg/kg and 3.6 mg/kg) 72 70 2 ASCO 2026: Key characteristics & tumor types Source(s): ASCO April 1, 2026 data cut **ECOG = Eastern Cooperative Oncology Group Performance Status; HNSCC = Head and Neck Squamous Cell Carcinoma *Patients enrolled but did not reach first scan BASELINE

TRAE n=317 (%) Grade 3 19.2% Grade 4 0.9% Grade 5 None PERIPHERAL NEUROPATHY (broad terms*) Grade 1 and 2 7.3% Grade >3 None SKIN (most common, excluding alopecia) Pruritus 14.2% Dry skin 13.2% Rash 5.7% Grade 3 - rash 0.3% Grade ≥4 None OCULAR Overall 66.2% Grade 3 12.6% Grade 4 0.3%** DISCONTINUATIONS Due to AE 2.8% Due to ocular AE 1.9% ASCO 2026: Study safety population TRAEs ≥20% (n=317) Source(s): ASCO April 1, 2026 data cut *Standardized MedDRA Category Search; ** Grade 4 resolved to Grade 1 following dose interruption; TRAEs = Treatment-Related Adverse Events  Fatigue PROPORTION OF PATIENTS (%) Dysgeusia Alopecia Keratitis SAFETY

Low rates of skin adverse events Eye toxicities manageable with prophylaxis and dose modification Potentially best-in-class for peripheral neuropathy ASCO 2026: Safety Summary (TRAEs, N=317) Source(s): ASCO April 1, 2026 data cut; *Standardized MedDRA Category Search; **general rash; TRAEs = Treatment-Related Adverse Events; 7.3% SAFETY (all Grade 1 or 2)* 15.5% Patients with dose reductions 37.2% Patients with dose interruptions 1.9% Few discontinuations due to eye toxicities 1 in 4 Patients experienced skin AEs (excluding alopecia) ONLY NO Cases of Stevens-Johnson syndrome (SJS) or toxic epidermal necrolysis (TEN) JUST A SINGLE Grade 3 event (1/317**) & NO Grade >4

CRB-701 in 2L+ Oropharyngeal Head and Neck Cancer (OPSCC)

Associated with higher Nectin-4 expression2 HPV+ selectivity seen with PADCEV® in 1L HNSCC3 HPV+ tumors (80–90% of OPSCC)1 What is Oropharyngeal Squamous Cell Carcinoma (OPSCC)? Source(s): Image Corbus licensed ChatGPT account; 1. Ozdogan et al 2025; 2. Sander et al, 2022; 3. Swiecicki et al 2026. DEFINITION Oropharynx (includes tonsils, base of tongue, soft palate, and pharyngeal walls)

OPSCC is on the rise in the U.S. as prevalence of HPV+ in HNSCC is increasing: 11%  57% over last 30 years Source(s): Data generated by Greenhill: (1) Portugal et al., 1997; (2) Dahlstrom et al., 2003; (3) Chaturvedi et al., 2008; (4) Cole et al., 2012; (5) Bauml et al., 2017; (6) Wu et al., 2021; (7) Sacco et al., 2021  (8) Chung et al., 2022; and (9) Corbus ASCO April 1, 2026 data cut OPSCC HPV+ RISING

↑ HPV+ Pathway ↓ HPV- Pathway Two Opposing Drivers ↑ HPV+ HNSCC (younger, non-smoking patients) ↓ HPV− HNSCC (older, heavy smoker/drinker patients) OPSCC growing in HNSCC: HPV+ incidence is growing while HPV- is decreasing Source(s): Data generated by Greenhill; (1) Chaturvedi, A. K. et al., 2011; (2) The ASCO Post. 2019, August 21; (3) Chen, A. M., 2024 Shift in sexual behavior (HPV is sexually transmitted) Tobacco control & public-health campaigns since the 1960s Oral HPV-16 transmission & persistent oropharyngeal infection Sharp decline in U.S. smoking and heavy alcohol use (1) (1) (1) (1) (2) (2) (3) U.S. Incidence per 100,000 OPSCC RISING

OPSCC

Summary of OPSCC U.S. Epidemiology and Treatment Eligibility

Total Prevalence:
~114,000*

Total Annual Incidence:
~23,000*

Annual Growth: ~2%
through 2040*

Annual U.S. Deaths:
~7,000**

Incurable Setting: Recurrent locally Advanced or Metastatic Disease


~23 K*
~18 K*
~14 K*
Total Incident OPSCC
1L
2L+

1L: Keytruda monotherapy or Keytruda® + Platinum +/- 5FU or taxane

2L+: Taxanes, cetuximab or 5FU monotherapy or in combination

18

Source(s): *LifeSci Consulting Qualitative Market Research ; **American Cancer Society Statistics 2026 for Oral Cavity and Oropharyngeal Cancer: 13,150 deaths and the Company estimates 7,000 attributable to OPSCC

CORBUS PHARMACEUTICALS

Enrolled Tumor Types HNSCC All-comers ( n=75 ) OPSCC Subset ( n=41 ) Other HNSCC anatomical subsets ( n=34 ) Median age (range) 62 (24–78) 62.0 (36–77) 62 (24–78) Sex (M/F) 89.3% / 10.7% 90.2% / 9.8% 88.2% / 11.8% ECOG PS 0, 1, 2 47%, 52%, 1% 58.5%, 41.5%, 0% 32.4%, 64.7%, 2.9% Weight in kg mean (range) 75.2 (41.3, 132.8) 79.0 (51.8, 132.8) 70.5 (41.3, 105.2) Prior therapies median (range) 3 (1–9) 3 (1–9) 2 (1–7) HPV Status (Positive, Negative, Missing) 57.3%, 40%, 2.7% 85.4%, 14.6%, 0% 23.5%, 70.6%, 5.9% Disease status (Locally Advanced or Metastatic) 16%, 84% 4.9%, 95.1% 29.4%, 70.6% ASCO 2026: Key characteristics in HNSCC and subsets Source(s): ASCO April 1, 2026 data cut ECOG = Eastern Cooperative Oncology Group Performance Status; HNSCC = Head and Neck Squamous Cell Carcinoma; OPSCC = Oropharyngeal Squamous Cell Carcinoma BASELINE

Nectin-4 H score>150 1 in 3 1 in 10 Nectin-4 H score>175 1 in 4 1 in 12 Nectin-4 H score>200 1 in 6 1 in 30 HNSCC ASCO 2026: OPSCC associated with HPV positivity in our study (as expected) and higher nectin-4 levels Source(s): ASCO April 1, 2026 data cut. BASELINE HPV+ HPV- Unknown

2.7 mg/kg 3.6 mg/kg cORR 20.0% (4/20) 42.9% (9/21) DCR 90.0% (18/20) 85.7% (18/21) 2.7 mg/kg 3.6 mg/kg cORR 7.1% (1/14) 0.0% (0/16) DCR 57.1% (8/14) 62.5% (10/16) ASCO 2026: CRB-701 confirmed responses favor OPSCC Source(s): ASCO April 1, 2026 data cut; Patients are summarized on the treatment and dose level assigned at enrollment/randomization. Best Overall Response is displayed at the end of each bar. HNSCC = Head & Neck Squamous Cell Carcinoma; OPSCC = Oropharyngeal anatomical subset of HNSCC; cORR = confirmed Objective Response Rate; DCR = Disease Control Rate OPSCC ( n=41 ) EFFICACY Non-OPSCC ( n=30 )

EFFICACY

ASCO 2026: CRB-701 had longer durability in OPSCC


OPSCC
(n=41)
3.6 mg/kg
2.7 mg/kg
Subject Details
HNSCC
Complete Response
Partial Response
Stable Disease
Progressive Disease
Not Evaluable
Treatment Ongoing
0 10 20 30 40 50 60 70 80
WEEKS ON TREATMENT

Endpoint (months)	2.7 mg/kg (n=20)	3.6 mg/kg (n=21)
DoR	4.8	6.3
PFS	4.2	5.6


Non-OPSCC
(n=30)
3.6 mg/kg
2.7 mg/kg
Subject Details
HNSCC
Complete Response
Partial Response
Stable Disease
Progressive Disease
Not Evaluable
Treatment Ongoing
0 10 20 30 40 50 60 70 80
WEEKS ON TREATMENT

Endpoint (months)	2.7 mg/kg (n=14)	3.6 mg/kg (n=16)
DoR	4.4	NA
PFS	2.3	2.7

22

Source(s): ASCO April 1,2026 data cut; HNSCC = Head & Neck Squamous Cell Carcinoma; OPSCC = Oropharyngeal Squamous Cell Carcinoma; DoR = Duration of Response; PFS = Progression-Free Survival

CORBUS PHARMACEUTICALS

3.6 mg/kg Q3W OPSCC ( n=21 ) Non-OPSCC ( n=16 ) cORR 42.9% 0% DCR 85.7% 62.5% DoR (months) 6.3 NA PFS (months) 5.6 2.7 % responders HPV+ 89% (8 out of 9) NA ASCO 2026: Efficacy summary at 3.6 mg/kg Q3W OPSCC is indication of choice EFFICACY Source(s): ASCO April 2026 data cut; OPSCC = Oropharyngeal Squamous Cell Carcinoma;  cORR = confirmed Objective Response Rate; DCR = Disease Control Rate DoR = Duration of Response; PFS = Progression-Free Survival Supports 3.6 mg/kg dose for registrational studies

RP2D OPSCC population  Petosemtamab* (n=15)*** CRB-701** (n=21) Dosing regimen 1500 mg Q2W 3.6 mg/kg Q3W Efficacy (cORR) 13% (2/15) in OPSCC HPV+ only 50% (8/16) in OPSCC HPV+ only 43% (9/21) in OPSCC all types Median DoR (months) 6.2 in HNSCC 6.3 in OPSCC (ongoing) PFS (months) 4.9 in HNSCC 5.6 in OPSCC (ongoing) TRAEs Grade 3 & greater 59% in HNSCC 14.3% in OPSCC Contextualizing monotherapy CRB-701 and petosemtamab in 2L HPV+/OPSCC Source(s): * ESMO ASIA data Dec 2024. **ASCO April 1, 2026 data cut; *** Petosemtamab’s DOR PFS and TRAE was based total HNSCC study population(n=75) OPSCC = Oropharyngeal Squamous Cell Carcinoma; HNSCC = Head and Neck Squamous Cell Carcinoma; cORR = confirmed Objective Response Rate; DoR = Duration of Response; PFS = Progression-Free Survival PEERS

TEMPO-1 Registrational Study STUDY DESIGN ELIGIBLE POPULATION Recurrent OPSCC Prior Platinum & Anti–PD-(L)1 RANDOMIZED 3.6 mg/kg dose 1:1 CRB-701
Monotherapy N≈125 INVESTIGATOR’S CHOICE Monotherapy N≈125 ADAPTIVE FEATURE
Interim Analysis → Sample Size Re-Estimation Seamless Phase 2 → Phase 3 Transition PRIMARY (Accelerated Approval) ORR PRIMARY (Full Approval) OS

Padcev® + Keytruda® cORR All 39% (16/41) HPV+ 82% (9/11) HPV- 23% (7/30) Notes: TRAEs ≥ Grade 3: 41% Peripheral neuropathy: 32% 1L OPSCC potential: the precedent of Padcev® + Keytruda®  in 1L Source(s): 1. Swiecicki et al 2026 2. Van Herpen ASCO 2025 3.Hanna et al 2026; cORR = confirmed Objective Response Rate Investigator-assessed cORR HPV+ cORR Peto + Keytruda®2 50% (4/8) Ficerafusp Alfa + Keytruda®3 27% (3/11) 1L POTENTIAL

Padcev® added to the 2026 NCCN treatment guidelines* for HNSCC * National Guidelines Version 2.2026 Head and Neck Cancer –Page 119 ** Swiecicki et al 2024 Swiecicki et al 2024** Padcev® 2L+ cORR All-comers 24% (11/46) Notes: Demographics: 65% U.S. & 35% Japan No breakdown by p16 TRAEs ≥ Grade 3: 35% Peripheral neuropathy: 24%

Cervical Cancer Acute unmet need in 2L in poorly addressed market

Cervical Cancer: Commercial Opportunity for CRB-701 Source(s): 1. https://www.cancer.org/cancer/types/cervical-cancer/about/key-statistics.html , 2. Study reveals why cervical cancer screening rates are declining, which populations are most affected - UTHealth Houston School of Public Health , 3. HPV Vaccination | Cancer Trends Progress Report , 4. GlobalData Report-Cervical Cancer Global Drug and Market Analysis to 2030 Immigration of unvaccinated adult women Socio-economics and vaccine hesitancy Numbers rising Girls ages 13–15 remain unvaccinated for HPV (2022 NIH data) Annual new cases in U.S. 4,000 annual deaths U.S. market for cervical cancer treatment 14,000 1 39% 3 $1.8B 4 2 CERVICAL CANCER

FULL APPROVAL Few options for 2L cervical cancer Source(s): Vergote et al 2024 1L 2L Tisotumab vedotin Single-Agent Chemo Carbo + Paclitaxel +/- Beva +/- Pembrolizumab ACCELERATED APPROVAL 2021 2024 CERVICAL CANCER

Efficacy**** ORR 17.8% PFS 4.2 months OS 11.5 months Adverse event profile**** Ocular (Black Box) 55% (all grades) Peripheral neuropathy 39% (all grades) Bleeding 51% (all grades) Rash 25% (all grades) USA numbers Value R/M patients receiving 2L treatment 38%* Annual price (WAC) $466,208** Annualized sales (global) $328mm*** Tivdak® demonstrates a commercial potential that could be further improved Source(s): *Leath et al. 2023, **MERCI Feb 2025, *** Tivdak sales for 9 months ended September 30, 2025 = $246mm-(Pfizer$115mm + Genmab $131mm), **** Per FDA Prescription Label CERVICAL CANCER

Enrolled Tumor Types Safety Population Efficacy Evaluable Population Cervical 72 70 Baseline Characteristic Cervical Median age (range) 54 (32, 78) Sex (M/F) NA/100% ECOG PS 0, 1, 2 44.4%, 55.6%, 0% Weight in kg mean (range) 64.3 (39.0–99.0) Prior therapies median (range) 3 (1–7) ASCO 2026: Key characteristics & tumor types Source(s): ASCO April 1, 2026 data cut ECOG = Eastern Cooperative Oncology Group Performance Status BASELINE

CRB-701 ASCO 2026: Waterfall plot (N=70) Source(s): ASCO April 2026 data cut; Patients are summarized on the treatment and dose level assigned at enrollment/randomization. Best Overall Response is displayed at the end of each bar. cCR = confirmed Complete response; cORR = confirmed Objective Response Rate; DCR = Disease Control Rate Best % Change from Baseline in Sum of Diameters (%) DOSE MG/KG 2.7 mg/kg ( n=38 ) 3.6 mg/kg ( n=32 ) cCR 1 2 cORR 18.4% (7/38) 34.4% (11/32) DCR 55.3% (21/38) 75.0% (24/32) CERVICAL CANCER

Subject Details WEEKS ON TREATMENT 3.6 mg/kg 2.7 mg/kg CRB-701 ASCO 2026: Swimmer plots (N=70) Source(s): ASCO April 1, 2026 data cut; DoR = Duration of Response; PFS = Progression-Free Survival Months 2.7 mg/kg ( n=38 ) 3.6 mg/kg ( n=32 ) DoR 6.8 8.0 PFS 2.8 4.3 CERVICAL Complete Response Partial Response Stable Disease Progressive Disease Not Evaluable Treatment Ongoing CERVICAL CANCER

CRB-701* ( n=32 ) Tivdak® ( n=253**) IC Chemo 2L+ ( n=249*** ) Mechanism Nectin-4 ADC with MMAE payload (DAR 2) Tissue factor ADC with MMAE payload (DAR 4) Anti-metabolite, cytoskeleton disruption, topoi inhibition etc. Target population 2L 2L 2L Dosing regimen 3.6 mg/kg Q3W 2 mg/kg Q3W various Efficacy (ORR)**  34.4% 17.8% 5.2% DoR months** 8.0 5.3 5.7 PFS months 4.3 4.2 2.9 OS months TBD 11.5 9.5 CRB-701 potential to differentiate from current standard of care in 2L Source(s): * ASCO April 1, 2026 data cut; ** Vergot et al 2024 ORR = Objective Response Rate; DoR = Duration of Response; PFS = Progression-Free Survival; OS = Overall survival CERVICAL CANCER

CRB-913 Daily oral small molecule targeting obesity

CANYON-1 summary Enrolled 254 patients across 15 U.S. clinical sites Trial representative of U.S. obesity population BMI average of 37 kg/m2 and 71% of participants female 5% placebo adjusted average weight loss at 12 weeks (60mg) Effect started early and deepened without plateauing All participants completing treatment with 60mg dose lost weight Emerging favorable safety and tolerability profile Favorable GI tolerability profile vs. published data on GLP-1s Psychiatric AEs broadly in line with published data on GLP-1s Data support CRB-913’s potential to deliver a novel non-incretin oral therapy for obesity

Cannabinoid Type-1 (CB1) is a well-characterized receptor (GPCR) in metabolism Note: G protein-coupled receptors (“GPCR”) are the largest and most common family of cell-surface receptors. PAPERS 10K in PubMed on CB1 and metabolism

CRB-913 higher peripheral exposure and lower brain exposure vs. prior CB1s


SANOFI
Rimonabant
Bristol Myers Squibb
Ibipinabant
Pfizer
Otenabant
MERCK
Taranabant
novo
Monlunabant
CORBUS PHARMACEUTICALS
CRB-913

~1/50th

Brain:plasma ratio
CRB-913 vs. Rimonabant[1]

~1/15th

Brain level
CRB-913 vs. Monlunabant[1]

~30%↑

Increase in peripheral levels
in humans vs. Monlunabant[2]

Sources:
1. Corbus murine data
2. Corbus PK modeling based on Phase 1a data

39

CORBUS PHARMACEUTICALS

CANYON-1

Study design

A 12-week Phase 1b randomized double-blinded placebo-controlled study in adults with obesity

Randomization 1:1:1:1
n=254

All 15 sites located in US

Primary endpoint:
Safety and tolerability

Secondary endpoints:

Placebo adjusted weight loss from baseline and related outcomes

Psychiatric safety assessments :

GAD-7: Anxiety symptoms

PHQ-9: Depressive symptoms

C-SSRS: Suicidal ideation



12-Week Treatment Phase
(CRB-913 or Placebo QD)
N=65
20mg QD
N=61
20mg QD
40mg QD
N=62
20mg QD
40mg QD
60mg QD
N=66
Placebo QD
4-week safety follow-up
Weeks
2
4
12
16

40

CORBUS PHARMACEUTICALS

Demographics Source: Corbus Pharmaceuticals (data on file) Baseline characteristics CRB-913 20mg ( n=65 ) CRB-913 40mg ( n=61 ) CRB-913 60mg ( n=62 ) Placebo ( n=66 ) Overall ( n=254 ) Female (%) 69.2 72.1 72.6 69.7 70.9 Caucasian (%) 67.7 65.6 75.8 54.5 65.7 Black or African American (%) 30.8 31.1 17.7 36.4 29.1 Other (%) 1.5 3.2 6.4 9.0 5.2 Average age (years) 48.8 49.1 49.5 44.3 47.9 Average Weight (kg) 104.0 106.9 105.7 104.2 105.2 Average BMI kg/m2 37.6 38.0 37.2 37.1 37.5

Dose-dependent weight loss at 12 weeks with no plateauing Efficacy estimand. The LS means, and p-values are the Mixed Model for Repeated Measures (MMRM) with percent change from baseline as the dependent variable; sex, treatment group, visit and treatment group-by-visit interaction as categorical fixed effects, and the baseline weight as a covariate. An unstructured covariate matrix is used. Only participants with non-missing baseline and the respective visit are included. Weight loss 5.0% 2.8% 3.3%

Majority of participants lost weight on CRB-913 compared to placebo Note: Efficacy estimand. Analysis represents weight loss from baseline measured at day 85 for those participants who completed the study. Responder thresholds are cumulative; a participant who achieves a higher percentage of body-weight loss is also included in each lower-threshold category Source: Corbus Pharmaceuticals (data on file) Response rate

CANYON-1

Weight loss vs oral GLP-1s

Comparable weight loss to oral GLP-1s published data at 12 weeks



4 Weeks
8 Weeks
12 Weeks
Oral Semaglutide (25mg) 1
Orforglipron (17.2mg) 2
CRB-913 (60mg) 3
-1.1%
-1.4%
-2.1%
-2.6%
-3.1%
-3.9%
-4.3%
-4.5%
-5.0%

CRB-913 placebo adjusted weight loss at 60mg dose, competitor weight loss data is a cross-trial comparison based on published studies

Note: Efficacy estimand. These limited observations are derived from separate clinical settings, and do not represent head-to-head comparisons. For orforglipron, early clinical development evaluated a 36 mg capsule formulation; subsequent bridging established pharmacokinetic bioequivalence to the 17.2 mg tablet commercial formulation. Competitor weight loss data at 12 weeks reflects published data from a 68-week study (oral semaglutide 25 mg, N Engl J Med 2025) and 36-week study (orforglipron, N Engl J Med 2023).

Sources:

1. Wharton, S. *et al*. Oral Semaglutide at a Dose of 25 mg in Adults with Overweight or Obesity; N Engl J Med 2025 (Link)
2. Foundayo prescribing info (Link)
3. Corbus Pharmaceuticals (data on file)

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CRB-913 20mg (n=65) CRB-913 40mg (n=61) CRB-913 60mg (n=62) Placebo (n=66) All Treatment-Emergent AEs (TEAEs) 39 (60.0%) 45 (73.8%) 45 (72.6%) 28 (42.4%) Severe TEAEs 3 (4.6%) 2 (3.3%) 1 (1.6%) 0 Severe Psych TEAEs 0 0 0 0 Severe GI TEAEs 0 0 0 0 Serious TEAEs 2 (3.1%) 1 (1.6%) 1 (1.6%) 0 All Treatment-Related AEs (TRAEs) 27 (41.5%) 34 (55.7%) 33 (53.2%) 14 (21.2%) Severe TRAEs 0 1 (1.6%) (headache) 0 0 Serious TRAEs (SAEs) 0 0 0 0 Treatment Discontinuations due to AEs 2 (3.1%) 8 (13.1%) 8 (12.9%) 3 (4.5%) Treatment Discontinuations for any reason 10 (15.4%) 16 (26.2%) 16 (25.8%) 12 (18.2%) Favorable safety profile with low discontinuations and no serious TRAEs (assignment by cohort) Source: CANYON-1 data Safety and tolerability

CANYON-1

AE dropout rate

Discontinuations due to AEs vs. oral GLP-1 class

	CRB-913[1] *(60mg)*	Orforglipron[3] *(36mg capsule – Cohort 1)*	Orforglipron[3] *(36mg capsule – Cohort 2)*	Oral semaglutide[2] *(25mg)*
# of patients assigned drug	**62**	29	29	205
Duration of study	**12 weeks**	36 weeks	36 weeks	64 weeks
AE Treatment discontinuation	**12.9%**	10.3%	20.7%	6.9%
Titration Schedule	2 titrations (every 2 weeks)	6 titrations (every week)	4 titrations (every 3 weeks)	3 titrations (every 4 weeks)

Note: These limited observations are cross trial comparison derived from separate clinical settings and do not represent head-to-head comparisons. For orforglipron, early clinical development evaluated a 36mg capsule formulation; subsequent bridging established pharmacokinetic bioequivalence to the 17.2mg tablet commercial formulation

Sources:

1. Corbus Pharmaceuticals (data on file). Represent treatment emergent GI AE's
2. Wharton, S. *et al*. Oral Semaglutide at a Dose of 25 mg in Adults with Overweight or Obesity; N Engl J Med 2025 (Link)
3. Wharton S, *et al*. Daily oral GLP-1 receptor agonist orforglipron for adults with obesity. N Engl J Med. 2023 (Link)

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In-depth analysis of psychiatric safety profile

Suicidality, depression and anxiety were mostly mild, all transient, and don’t appear dose-related Sources: CANYON-1 data, Ref 1: Lu W, et al. “Neuropsychiatric adverse events associated with Glucagon-like peptide-1 receptor agonists: a pharmacovigilance analysis of the FDA Adverse Event Reporting System database”. European Psychiatry 2005 (Link) Safety and tolerability: Psych CRB-913 20mg (n=65) CRB-913 40mg (n=61) CRB-913 60mg (n=62) Placebo (n=66) Suicidality 0 0 0 0 Depressive symptoms 0 0 1 (1.6%) (moderate) 0 Anxiety 2 (3.1%) 5 (8.2%) 3 (4.8%) 3 (4.5%) Treatment-emergent psychiatric AEs were mild or moderate with no serious or severe AEs Placebo cohort experienced psych AEs 50% of psych AEs occurred in first 28 days (similarly to GLP-1s1) All psych AE cases resolved with the majority continuing treatment

CANYON-1

Psych AE in context of GLP-1

Suicidality, depression and anxiety were in line with published GLP-1 studies

	CRB-913 *(All doses)*	Liraglutide[1]	Semaglutide[2]	Tirzepatide[3]
Suicidality	0%	1%	0.3%	0.6%
Depressive symptoms	0%–1.6%	3.0%	2.8%–4.6%	2.0%
Anxiety	3.1%–8.2%	2.7%	3.3%–7.2%	1.9%

Note: These limited observations are cross trial comparison derived from separate clinical settings and do not represent head-to-head comparisons. Published safety data reflect adverse events reported over study durations longer than the 12-week CANYON-1 treatment period: 56-week study (liraglutide, Diabetes Obes Metab. 2017), 68-week study (semaglutide, JAMA Intern Med. 2024), and 72-week study (tirzepatide, Obesity 2026).

Sources:

1. O'Neil *et al*. "Neuropsychiatric safety with liraglutide 3.0 mg for weight management: Results from randomized controlled phase 2 and 3a trials. Diabetes Obes Metab. 2017 (link)
2. Wadden *et al*, et al. "Psychiatric Safety of Semaglutide for Weight Management in People Without Known Major Psychopathology: Post Hoc Analysis of the STEP 1, 2, 3, and 5 Trials. JAMA Intern Med. 2024 (link)
3. Wadden *et al*, "Psychiatric Safety of Tirzepatide in People With Obesity and No Known Major Psychopathology: A Post Hoc Analysis of SURMOUNT ," Obesity 2026 (link)

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Irritability AE: Irritability occurred early, was always mild + transient  did not lead to any discontinuations Source: CANYON-1 data Irritability Placebo 20mg CRB-913 40mg CRB-913 60mg CRB-913 By assigned cohort 0 4 (6.2%) 5 (8.2%) 6 (9.7%) By dose at time of AE 0 7 5 3 All cases were mild and resolved  patients report no impact on daily function 12 out of 15 involved concomitant non-psych AEs (e.g., GI, migraines, ear infection, etc.) 15 out of 15 cases coincided with weight loss >50% of incident events occurred by week 4 (75% by week 6) None caused discontinuations

Onset of irritability was concentrated in the first 2 weeks Source: CANYON-1 data Irritability First onset of Irritability 7 1–2 2 3–4 2 5–6 1 7–8 9–10 0 11–12 1 13–14 0 15–16 20 mg 40 mg 60 mg Dose at time of event Study week >50% of events occurred by week 4 75% of events occurred by week 6 Treatment  period  2

Psych AE discontinuations: Analysis of psych AEs discontinuations based on dose vs. assigned cohort (factoring for titration) Psych discontinuations Placebo 20mg CRB-913 40mg CRB-913 60mg CRB-913 By assigned cohort 1 (1.5%) 1 (1.5%) 3 (4.9%) 5 (8.1%) By dose at time of AE 1 3 2 4 1 participant on placebo discontinued due to moderate anxiety No discontinuation due to irritability 5 out of 10 discontinuations on CRB-913 occurred by week 6, and none after week 10

CANYON-1

Psych AEs vs monlunabant

CRB-913 demonstrates favorable psych safety to monlunabant in a cross-trial comparison (assignment by cohorts)

	CRB-913 *(20/40/60mg)* *n = 188*	**Monlunabant[1]** *(10/20/50mg)* *n = 180*
Depression	**0%–1.6%**	3%–8%
Anxiety	**3.1%–8.2%**	10%–27%
Irritability	**6.2%–9.7%**	10%–17%
Insomnia	**0%–4.9%**	7%–17%
AE study discontinuation	**1.5%–9.8%**	13%–42%
Severe psych AE	**None**	2%–7%
Unresolved psych AEs	**None**	5%–17%

Note: These limited observations are derived from separate clinical settings, and do not represent head-to-head comparisons with monlunabant which has been discontinued by Novo. Published safety data reflect adverse events reported over longer time periods than the 12-week CANYON-1 treatment period

Source:
1. Knop, F.K. et al. Efficacy and safety of monlunabant in adults with obesity and metabolic syndrome: a double-blind, randomised, placebo-controlled, phase 2a trial. The Lancet 2025 (Link)

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In-depth analysis of GI safety profile

CRB-913 20mg (n=65) CRB-913 40mg (n=61) CRB-913 60mg (n=62) Placebo (n=66) Vomiting 3 (4.6%) 5 (8.2%) 1 (1.6%) 0 Nausea 10 (15.4%) 16 (26.2%) 14 (22.6%) 3 (4.5%) Constipation 3 (4.6%) 1 (1.6%) 3 (4.8%) 2 (3.0%) Diarrhea 14 (21.5%) 16 (26.2%) 14 (22.6%) 2 (3.0%) Treatment-emergent GI AEs of special interest were mild or moderate with no serious or severe AEs (by cohort assignments) Source: CANYON-1 data Safety and tolerability: GI AESIs No severe or serious GI TEAEs Treatment discontinuations due to GI AE: 2 on CRB-913 and 1 on placebo

Diarrhea occurs early, never serious or severe Source: CANYON-1 data. Numbers of patients with events by dose at time event initiation. Participants with events that spanned multiple dose levels are counted in the first dose that triggered the event and not subsequent dose levels. Diarrhea 70% of events occurred in first 2 weeks while on 20mg dose 85% cases mild; 15% moderate No cases of severe diarrhea

CANYON-1
GI AE in context of oral GLP-1

Potentially improved GI tolerability vs. commercial oral GLP-1s (by assigned cohort)

	CRB-913[1] (60mg cohort)	Oral semaglutide[2] (25mg)	Orforglipron[3] (36mg capsule - Cohort 1)	Orforglipron[3] (36mg capsule - Cohort 2)	Orforglipron[4] (FDA Label)
Vomiting	1.6%	31%	28%	14%	24%
Nausea	22.6%	47%	41%	48%	35%
Constipation	4.8%	20%	28%	24%	24%
Diarrhea	22.6%	18%	3%	14%	25%

GI AEs were mild or moderate with no serious or severe AEs

Note: These limited observations are cross trial comparison derived from separate clinical settings and do not represent head-to-head comparisons. For orforglipron, early clinical development evaluated a 36mg capsule formulation; subsequent bridging established pharmacokinetic bioequivalence to the 17.2mg tablet commercial formulation. Published safety data reflect adverse events reported over longer time periods than the 12-week CANYON-1 treatment period

Sources:

1. Corbus Pharmaceuticals (data on file) . Data represents treatment emergent GI AEs
2. Wharton, S. *et al.* Oral Semaglutide at a Dose of 25 mg in Adults with Overweight or Obesity; N Engl J Med 2025 (Link)
3. Wharton S, *et al.* Daily oral GLP-1 receptor agonist orforglipron for adults with obesity. N Engl J Med. 2023 (Link)
4. Prescribing information for orforglipron (Link)

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Summary and next steps

Data supports CRB-913 potential as new class of oral non-incretin obesity medicines Note: These limited observations are derived from separate clinical settings, and do not represent head-to-head comparisons Competitive monotherapy & potential to evaluate in combination with GLP-1 Psych AE profile supports benefits of peripheral restriction of CB1 therapy Favorable GI profile 5% weight loss at 12 weeks with no evidence of plateauing (comparable to oral GLP-1)

CRB-913 moving forward  Phase 2 Anticipated next steps Present CANYON-1 dataset at ObesityWeek as a late breaker Engage with FDA regarding clinical development plan Initiate Phase 2 monotherapy study in 1H 2027 ("CANYON-2") Evaluate potential combination therapies

Addressable market opportunity for CRB-913 is significant

Target Markets

- Monotherapy
- Combination therapy
- Lifelong maintenance

>1 billion people worldwide with obesity[1]

~ 3 billion people worldwide overweight[2]

>200 associated co-morbidities[3]

~20% non-responders[4] to incretins

~23% intolerant to incretins[4]

64% of GLP-1 users discontinue at 1 Yr[4]

Sources:
1. NCD Risk Factor Collaboration (NCD-RisC). Worldwide trends in underweight and obesity from 1990 to 2022: a pooled analysis of 3663 population-representative studies with 222 million children, adolescents, and adults. The Lancet 2024 (Link)
2. World Health Organization. Obesity and overweight. WHO Fact Sheet 2025 (Link)
3. American Medical Association, (Link)
4. Cartwright *et al* 2025; **AP Nov 2024

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Thank you!